                                                                   EXHIBIT 99.1

TO BUSINESS AND TECHNOLOGY EDITORS:

SYBASE REPORTS FIRST QUARTER PROFIT WITH RECORD CASH FLOW FROM OPERATIONS

$95.5 Million in Cash Flow from Operations Is Highest in Company's History

         DUBLIN, Calif., April 17 /PRNewswire-FirstCall/ --
Sybase, Inc. (NYSE: SY), a leading enterprise infrastructure and integration company, today announced first quarter pro forma diluted earning per share (EPS) of $0.17 compared to $0.21 in the first quarter 2002. First quarter EPS based on Generally Accepted Accounting Principles (GAAP) was $0.13 compared to GAAP EPS of ($1.14) reported in the first quarter 2002.

         GAAP-based EPS and net income amounts in this release include amortization of purchased intangibles, unearned stock-based compensation and the reversal of restructuring costs. A reconciliation of the company's pro forma and GAAP results are described in the attached financial exhibits.

         Sybase reported first quarter revenues of $181.6 million versus $211.0 million in the first quarter of 2002. Cash flow from operations in the first quarter of 2003 was $95.5 million, the highest in any single quarter in the company's history.

         "Notwithstanding the difficult global economy, we were able to maintain a stable operating margin," said John Chen, chairman, president and CEO of Sybase, Inc. "With the completion of our acquisition of AvantGo last quarter, Sybase now owns and operates the world's largest mobile portal with over eight million subscribers. We will continue our investment in new technology, our partners and our geographies," said Chen. "We're bullish on our future."

         Pro forma net income for the first quarter of 2003 was $16.1 million versus $21.1 million for the first quarter of 2002. On a GAAP basis, first quarter net income was $13.0 million, compared to a loss of ($116.4) million in the first quarter 2002.

         For the period ended March 31, 2003, Sybase reported $464.5 million in cash and cash investments, including restricted cash of $9.0 million, an increase of $71.6 million from December 31, 2002. Sybase repurchased $15.0 million of its stock during the first quarter, with $35.4 million of its current share repurchase authorization remaining. Days sales outstanding for the three months ending March 31, 2003 was 60 days.

         About Sybase, Inc.
         Sybase pioneers software that integrates platforms, databases and applications. Sybase solutions create Information Liquidity - transforming data into economic value. With Sybase, companies can attain maximum value from their data assets by getting the right information to the right people at the right time. For more information, visit the Sybase Web site:
http://www.sybase.com

         Forward Looking Statements: Statements in this release concerning Sybase, Inc. and its prospects and future growth are forward looking statements that involve a number of uncertainties and risks. Factors that could cause actual events or results to differ materially from those suggested by these forward looking statements include continued weakness in the global economy; sales productivity; possible disruptive effects of organizational or personnel changes, political unrest or acts of war; market acceptance of the company's products and services; customer and industry analyst perception of the company and its technology vision and future prospects; rapid technological changes; competitive factors; unanticipated delays in scheduled product availability dates; interoperability of the company's products with other leading software application products; general business conditions; volatility of the stock markets generally, market growth rates in the client/server and Internet software markets; and other factors described in Sybase, Inc.'s reports filed with the Securities Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2002.

                  Sybase First Quarter 2003 Selected Highlights

         During the first quarter of 2003, Sybase deepened its relationships with partners through its ongoing work with BMC Software, Intel, PeopleSoft, SGI and Sun Microsystems. Additionally, Sybase strengthened its leadership position in the mobile middleware market with its completion of the AvantGo acquisition.

         During the quarter Sybase:

         Completed its acquisition of AvantGo, a leading provider of mobile enterprise software, further extending Sybase's mobile and wireless leadership.
         http://www.sybase.com/detail?id=1023796

         Announced the general availability of Sybase Adaptive Server(R) Enterprise 12.5 for use with PeopleSoft's CRM 8.8, enabling companies to achieve real-time enterprise efficiencies.
         http://www.sybase.com/detail?id=1023371

         Highlighted its leadership in China by being named the "Most Successful Database Software Company in China for 2002" by the China Center for Information Industry Development Consulting Co. Ltd. http://www.sybase.com/detail?id=1024046

         Appointed Thomas Volk as executive vice president of the newly created Infrastructure Platform Group (IPG), chartered to expand Sybase's market share in the enterprise infrastructure market.
         http://www.sybase.com/detail?id=1023261

         Announced the latest release of its enterprise application server, Sybase EAServer 4.2, the most open application server available to organizations looking to move applications to the Web.
         http://www.sybase.com/detail/1,6904,1023657,00.html

         Announced that Sybase Adaptive Server Enterprise (ASE) is a preferred relational database management system for technical and creative applications in SGI's government, healthcare and media target markets.
         http://www.sybase.com/detail/1,6904,1023361,00.html

         Announced the availability of BMC Software's ASE Performance Monitoring Option, DBXray for Sybase, a performance-monitoring tool now offered directly from Sybase as an option for Sybase Adaptive Server Enterprise 12.5.0.3.
         http://www.sybase.com/detail/1,6904,1023885,00.html

         Shipped the generally available Sybase PowerBuilder(R) 9.0, the company's market-leading, rapid application development tool.
         http://www.sybase.com/detail/1,6904,1023857,00.html

         Announced with Sun Microsystems and SPSS Inc., an analytical business solution to help healthcare organizations detect and combat fraud, and help them comply with federally mandated Health Insurance Portability and Accountability Act (HIPAA) requirements.
         http://www.sybase.com/detail?id=1023628

         Jointly announced with Sun the developed iForce solution tapped by Federal Bureau of Transportation Statistics to power Transtats Web portal offering unprecedented access and speed to more than 100 transportation databases.
         http://www.sybase.com/detail?id=1023503

         During the quarter, iAnywhere Solutions, Inc. a subsidiary of Sybase:

         Formed a strategic relationship with Intel to deliver innovative mobile technology enabling anytime, anywhere access to business-critical information.
         http://www.ianywhere.com/press_releases/ias_intel.html

         Signed an agreement with NEC Corporation to stimulate the development of mobile, wireless and remote database-powered solutions in Japan.
         http://www.ianywhere.com/press_releases/nec.html

         Announced the formation of iAnywhere Solutions KK in Japan, a new subsidiary that will work to expand the company's presence in the Japanese mobile, remote, embedded and workgroup database and mobile middleware markets.
         http://www.ianywhere.com/press_releases/japanese.html

         Announced the availability of Manage Anywhere Studio 5 featuring OS migration capabilities, enhanced mobile security and new specialized software modules to meet businesses' software and hardware management needs.
         http://www.ianywhere.com/press_releases/manage_anywhere_studio_5.html

         NOTE: Sybase, Adaptive Server, AvantGo, PowerBuilder and iAnywhere Solutions are trademarks of Sybase, Inc. or its subsidiaries. Other product names may be trademarks of the companies with which they are associated. (R) indicates registration in the United States.

                                  SYBASE, INC.
RECONCILIATION OF GAAP TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                      (1)
                                   (UNAUDITED)

(In thousands, except per share data)            Three Months Ended March 31, 2003            Three Months Ended March 31, 2002
                                             -----------------------------------------   -------------------------------------------
                                                          Pro forma                                     Pro forma
                                                         Adjustments                                   Adjustments
                                               GAAP          (2)            Pro forma        GAAP          (2)            Pro forma
                                             -----------------------------------------   -------------------------------------------
Revenues:
 License fees                                $  60,875           -          $   60,875     $  83,848            -         $  83,848
 Services                                      120,672           -             120,672       127,188            -           127,188
                                             ---------------------          ----------     ----------------------         ---------
       Total revenues                          181,547           -             181,547       211,036            -           211,036

Costs and expenses:
  Cost of license fees                          13,928      (3,764)   a         10,164        11,464       (3,731)  a         7,733
  Cost of services                              39,232           -              39,232        52,085            -            52,085
  Sales and marketing                           58,496           -              58,496        70,888            -            70,888
  Product development and engineering           29,918           -              29,918        30,939            -            30,939
  General and administrative                    22,100           -              22,100        22,262            -            22,262
  Amortization of other purchased
  intangibles                                      500        (500)   a              -           500         (500)  a             -
  Stock compensation expense                       661        (661)   b              -           497         (497)  b             -
  Reversal of restructure                         (209)        209    c              -          (115)         115   c             -
                                             ---------------------          ----------     ----------------------         ---------
       Total costs and expenses                164,626      (4,716)            159,910       188,520       (4,613)          183,907
                                             ---------------------          ----------     ----------------------         ---------
Operating income                                16,921       4,716              21,637        22,516        4,613            27,129

Interest income and expense and other,
net                                              2,443           -               2,443         2,962            -             2,962
                                             ---------------------          ----------     ----------------------         ---------
Income before income taxes and cumulative       19,364       4,716              24,080        25,478        4,613            30,091
  effect of an accounting change
Provision for income taxes                       6,390       1,556    d          7,946         9,427         (400)  d         9,027
                                             ---------------------          ----------     ----------------------         ---------
Income before cumulative effect of an           12,974       3,160          $   16,134        16,051        5,013            21,064
  accounting change
Cumulative effect of an accounting change
  to adopt FAS 142                                   -                               -      (132,450)     132,450   e             -
                                             ---------------------          ----------     ----------------------         ---------
       Net income (loss)                     $  12,974     $ 3,160          $   16,134     $(116,399)   $ 137,463         $  21,064
                                             =====================          ==========     ======================         =========
Income per share before cumulative effect
  of an accounting change                    $    0.14    $   0.03          $     0.17     $    0.16         0.05         $    0.21
Cumulative effect of an accounting change            -           -                   -         (1.34)        1.34                 -
                                             ---------------------          ----------     ----------------------         ---------
Basic net income (loss) per share            $    0.14    $   0.03          $     0.17     $   (1.18)   $    1.39         $    0.21
                                             =====================          ==========     ======================         =========
Shares used in computing basic net
  income (loss) per share                       94,357      94,357              94,357        98,352       98,352            98,352
                                             =====================          ==========     ======================         =========
Income per share before cumulative
effect of an accounting change               $    0.13    $   0.04          $     0.17     $    0.16    $    0.05         $    0.21
Cumulative effect of an accounting change            -           -                   -         (1.30         1.30                 -
                                             ---------------------          ----------     ----------------------         ---------
Diluted net income (loss) per share          $    0.13    $   0.04          $     0.17     $   (1.14)   $    1.35         $    0.21
                                             =====================          ==========     ======================         =========
Shares used in computing diluted net
income (loss) per share                         97,275      97,275              97,275       102,155      102,155           102,155
                                             =====================          ==========     ======================         =========

(1) USE OF PRO FORMA FINANCIAL INFORMATION

To supplement our consolidated financial statements presented in accordance with GAAP, Sybase uses pro forma measures of operating results, net income and earnings per share, which are adjusted from GAAP-based results to exclude certain costs, expenses, expenses reversals and losses. The pro forma adjustments are provided to enhance the users overall understanding of our current financial performance and our prospects for the future. Specifically, we believe the pro forma results provide useful information to both management and investors by excluding certain expenses that we believe are not indicative of our core operating results. In addition, since we have historically reported pro forma results to the investment community, we believe the inclusion of pro forma numbers provides consistency in our financial reporting. Further, these adjusted pro forma results are one of the primary indicators management uses for planning and forecasting in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles.

(2) PROFORMA ADJUSTMENTS

Proforma adjustments include the following: (a) amortization of purchased intangibles; (b) amortization of unearned stock compensation; c reversal of restructuring charges; (d) income tax effect of proforma adjustments, (e) cumulative effect of an accounting change.

                                  SYBASE, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                               March 31,
                                                                                 2003             December 31,
(In thousands, except share and per share data)                               (Unaudited)            2002
                                                                             ------------        -------------
Current assets:
     Cash and cash equivalents                                               $   319,105         $   231,267
     Short-term investments                                                       64,086              63,740
                                                                             -----------         -----------
                      Total cash, cash equivalents and short-term cash
                        investments                                              383,191             295,007

     Restricted cash                                                               5,569               5,653
     Accounts receivable, net                                                    121,347             169,193
     Deferred income taxes                                                        20,077              20,097
     Other current assets                                                         15,228              14,669
                                                                             -----------         -----------

                      Total current assets                                       545,412             504,619

Long-term cash investments                                                        72,297              92,173
Restricted long-term cash investments                                              3,400                   -
Property, equipment and improvements, net                                         73,952              70,402
Deferred income taxes                                                             46,547              46,295
Capitalized software, net                                                         62,283              62,266
Goodwill, net                                                                    151,502             136,826
Other purchased intangibles, net                                                  51,709              50,473
Other assets                                                                      32,215              29,695
                                                                             -----------         -----------

          Total assets                                                       $ 1,039,317         $   992,749
                                                                             ===========         ===========

Current liabilities:
     Accounts payable                                                        $    17,697         $    13,085
     Accrued compensation and related expenses                                    29,648              36,671
     Accrued income taxes                                                         33,318              34,023
     Other accrued liabilities                                                   115,567             112,468
     Deferred revenue                                                            230,829             200,458
                                                                             -----------         -----------

                      Total current liabilities                                  427,059             396,705

Other liabilities                                                                 11,717              10,641
Minority interest                                                                  5,029               5,029

Stockholders' equity:
     Preferred stock, $0.001 par value, 8,000,000
                 shares authorized; none issued or outstanding                         -                   -
     Common stock, $0.001 par value, 200,000,000
                 shares authorized; 105,337,362 shares issued
                 (2002 - 105,337,362)                                                105                 105
     Additional paid-in capital                                                  934,073             929,064
     Accumulated deficit                                                        (184,913)           (189,936)
     Other comprehensive loss                                                     (2,301)             (8,673)
     Less: Cost of treasury stock (10,675,533 shares and 2002 - 10,677,306)     (143,731)           (146,816)
     Unearned compensation                                                        (7,721)             (3,370)
                                                                             -----------         -----------

                      Total stockholders' equity                                 595,512             580,374
                                                                             -----------         -----------

          Total liabilities and stockholders' equity                         $ 1,039,317         $   992,749
                                                                             ===========         ===========

                                  SYBASE, INC.
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)

                                                                                 Three Months Ended March 31,
                                                                             -----------------------------------
(In thousands, except per share data)                                            2003                  2002
                                                                             -----------           -------------
Revenues:
       License fees                                                           $   60,875             $    83,848
       Services                                                                  120,672                 127,188
                                                                              ----------             -----------

                 Total revenues                                                  181,547                 211,036

Costs and expenses:
       Cost of license fees                                                       13,928                  11,464
       Cost of services                                                           39,232                  52,085
       Sales and marketing                                                        58,496                  70,888
       Product development and engineering                                        29,918                  30,939
       General and administrative                                                 22,100                  22,262
       Amortization of other purchased intangibles                                   500                     500
       Stock compensation expense                                                    661                     497
       Reversal of restructure                                                      (209)                   (115)
                                                                              ----------             -----------

                 Total costs and expenses                                        164,626                 188,520
                                                                              ----------             -----------

Operating income                                                                  16,921                  22,516

Interest income and expense and other, net                                         2,443                   2,962
                                                                              ----------             -----------

Income before income taxes and cumulative effect of an accounting change          19,364                  25,478

Provision for income taxes                                                         6,390                   9,427
                                                                              ----------             -----------

Income before cumulative effect of an accounting change                           12,974                  16,051

Cumulative effect of an accounting change to adopt FAS 142                             -                (132,450)
                                                                              ----------             -----------

               Net income (loss)                                              $   12,974             $  (116,399)
                                                                              ==========             ===========

Income per share before cumulative effect of an accounting change             $     0.14             $      0.16
Cumulative effect of an accounting change                                              -                   (1.34)
                                                                              ----------             -----------

Basic net income (loss) per share                                             $     0.14             $     (1.18)
                                                                              ==========             ===========

Shares used in computing basic net income (loss) per share                        94,357                  98,352
                                                                              ==========             ===========

Income per share before cumulative effect of an accounting change             $     0.13             $      0.16
Cumulative effect of an accounting change                                              -                   (1.30)
                                                                              ----------             -----------

Diluted net income (loss) per share                                           $     0.13             $     (1.14)
                                                                              ==========             ===========

Shares used in computing diluted net income (loss) per share                      97,275                 102,155
                                                                              ==========             ===========

                                  SYBASE, INC.
                 CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
                    FOR THE THREE MONTHS ENDED MARCH 31, 2003
                                   (UNAUDITED)


                                                       Infrastructure    iAnywhere         Financial                    Consolidated
(In thousands, except per share data)                  Platform Group   Solutions,Inc.    Fusion,Inc.   Elimination        Total
                                                       --------------   --------------    -----------   ------------   -------------
Revenues:
      License fees
           Enterprise                                    $  33,669         $   723         $     -       $      -        $ 34,392
           E-Business                                       12,274               -               -              -          12,274
           Mobile and Embedded                               4,826           6,675               -              -          11,501
           E-Finance                                           148               -             142              -             290
           Datawarehouse                                     2,418               -               -              -           2,418
                                                         ---------         -------         -------       --------        --------
                     Subtotal license fees                  53,335           7,398             142              -          60,875
           Intersegment license revenues                        22           4,009             141         (4,172)              -
                                                         ---------         -------         -------       --------        --------
                     Total license fees                     53,357          11,407             283         (4,172)         60,875

      Services                                             116,402           2,037           2,233              -         120,672
           Intersegment service revenues                         3           5,978           1,103         (7,084)              -
                                                         ---------         -------         -------       --------        --------
                     Total services                        116,405           8,015           3,336         (7,084)        120,672

                                                         ---------         -------         -------       --------        --------
           Total revenues                                  169,762          19,422           3,619        (11,256)        181,547

Total allocated costs and expenses before
  amortization of customer lists and purchased
    technology                                             152,499          15,963           5,547        (11,256)        162,753
                                                         ---------         -------         -------       --------        --------

Operating income (loss) before amortization of
   customer lists and purchased technology                  17,263           3,459          (1,928)             -          18,794

Amortization of customer lists                                   -               -             500              -             500
Amortization of purchased technology                         2,920              33             811              -           3,764

                                                         ---------         -------         -------       --------        --------

Operating income (loss) before unallocated costs         $  14,343         $ 3,426         $(3,239)      $      -        $ 14,530

Other unallocated expenses                                                                                                 (2,391)
                                                                                                                         --------
Operating income after unallocated expenses                                                                                16,921

Interest income and expense and other, net                                                                                  2,443

                                                                                                                         --------
Income before income taxes                                                                                                 19,364

Provision for income taxes                                                                                                  6,390
                                                                                                                         --------

Net income                                                                                                               $ 12,974
                                                                                                                         ========

Basic net income per share                                                                                               $   0.14
                                                                                                                         ========
Shares used in computing basic net income per
  share                                                                                                                    94,357
                                                                                                                         ========

Diluted net income per share                                                                                             $   0.13
                                                                                                                         ========
Shares used in computing diluted net income per
  share                                                                                                                    97,275
                                                                                                                         ========

                                  SYBASE, INC.
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
      PROFORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE, AND STOCK
                              COMPENSATION EXPENSE
                                   (UNAUDITED)

                                                                 Three Months Ended March 31,
                                                              --------------------------------
(In thousands, except per share data)                            2003                 2002
                                                              ---------           ------------
Revenues:
       License fees                                           $  60,875           $  83,848
       Services                                                 120,672             127,188
                                                              ---------           ---------

                 Total revenues                                 181,547             211,036

Costs and expenses:
       Cost of license fees                                      10,164               7,733
       Cost of services                                          39,232              52,085
       Sales and marketing                                       58,496              70,888
       Product development and engineering                       29,918              30,939
       General and administrative                                22,100              22,262
                                                              ---------           ---------

                 Total costs and expenses                       159,910             183,907
                                                              ---------           ---------

Operating income                                                 21,637              27,129

Interest income and expense and other, net                        2,443               2,962
                                                              ---------           ---------

Income before income taxes                                       24,080              30,091

Provision for income taxes                                        7,946               9,027
                                                              ---------           ---------

               Net income                                     $  16,134           $  21,064
                                                              =========           =========

Basic net income per share                                    $    0.17           $    0.21
                                                              =========           =========

Shares used in computing basic net income per share              94,357              98,352
                                                              =========           =========

Diluted net income per share                                  $    0.17           $    0.21
                                                              =========           =========

Shares used in computing diluted net income per share            97,275             102,155
                                                              =========           =========

         NOTE: The pro forma statement of operations is intended to present the Company's operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network, Inc. and New Era of Networks, Inc. and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense, restructuring costs, and cumulative effect of an accounting change.

                                  SYBASE, INC.
                 CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
                    FOR THE THREE MONTHS ENDED MARCH 31, 2003
      PROFORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE, AND STOCK
                              COMPENSATION EXPENSE
                                   (UNAUDITED)


                                                   Infrastructure    iAnywhere       Financial                 Consolidated
(In thousands, except per share data)              Platform Group  Solutions,Inc.   Fusion,Inc.  Eliminations      Total
                                                   --------------  --------------   -----------  ------------  -------------
Revenues:
     License fees
           Enterprise                                 $  33,669      $    723        $      -       $      -      $  34,392
           E-Business                                    12,274             -               -              -         12,274
           Mobile and Embedded                            4,826         6,675               -              -         11,501
           E-Finance                                        148             -             142              -            290
           Datawarehouse                                  2,418             -               -              -          2,418
                                                      ---------      --------        --------       --------      ---------
                     Subtotal license fees               53,335         7,398             142              -         60,875
           Intersegment license revenues                     22         4,009             141         (4,172)             -
                                                      ---------      --------        --------       --------      ---------
                     Total license fees                  53,357        11,407             283         (4,172)        60,875

     Services                                           116,402         2,037           2,233              -        120,672
           Intersegment service revenues                      3         5,978           1,103         (7,084)             -
                                                      ---------      --------        --------       --------      ---------
                     Total services                     116,405         8,015           3,336         (7,084)       120,672

                                                      ---------      --------        --------       --------      ---------
           Total revenues                               169,762        19,422           3,619        (11,256)       181,547

Total allocated costs and expenses                      152,499        15,963           5,547        (11,256)       162,753
                                                      ---------      --------        --------       --------      ---------

Operating income (loss) before unallocated
   expenses                                           $  17,263      $  3,459        $ (1,928)      $      -      $  18,794

Other unallocated expenses                                                                                           (2,843)

                                                                                                                  ---------
Operating income after unallocated expenses                                                                          21,637

Interest income and expense and other, net                                                                            2,443

                                                                                                                  ---------
Income before income taxes                                                                                           24,080

Provision for income taxes                                                                                            7,946
                                                                                                                  ---------

Net income                                                                                                        $  16,134
                                                                                                                  =========

Basic net income per share                                                                                        $    0.17
                                                                                                                  =========

Shares used in computing basic net income per
   share                                                                                                             94,357
                                                                                                                  =========

Diluted net income per share                                                                                      $    0.17
                                                                                                                  =========

Shares used in computing diluted net income per
   share                                                                                                             97,275
                                                                                                                  =========

         NOTE: The pro forma statement of operations is intended to present the Company's operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network, Inc. and New Era of Networks, Inc. and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense and restructuring costs.

SOURCE Sybase, Inc.
Web Site: http://www.sybase.com
         -0-
         /CONTACT: investors, John Cummings, Sybase Investor Relations, +1-925-236-8797, or john.cummings@sybase.com, or media, Rick Myllenbeck, Sybase Public Relations, +1-925-236-8506, or rick.myllenbeck@sybase.com, both of Sybase, Inc./
      /FCMN Contact: fronske@sybase.com /
      /Web site: http://www.sybase.com/
      (SY)

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